UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 4, 2021
 _____________________
Novan, Inc.
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-37880	20-4427682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4020 Stirrup Creek Drive, Suite 110, Durham, North Carolina 27703
(Address of principal executive offices) (Zip Code)
(919) 485-8080
(Registrant’s telephone number, include area code)
4105 Hopson Road, Morrisville, North Carolina 27560
(Former Name or Former Address, if Changed Since Last Report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	NOVN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
2016 Incentive Award Plan
On May 4, 2021, the stockholders of Novan, Inc. (the “Company”) approved an amendment to the Company’s 2016 Incentive Award Plan, as amended (the “2016 Plan”) to increase the number of shares of the Company’s common stock authorized for issuance under the 2016 Plan by 15,000,000 shares.
The terms of the 2016 Plan are set forth under the caption “Proposal No. 3—Approval of an Amendment to the Novan, Inc. 2016 Incentive Award Plan” in the Company’s definitive proxy statement for the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) filed with the Securities and Exchange Commission on March 22, 2021 (the “Proxy Statement”). The approval by the Company’s stockholders of the amendment to the 2016 Plan is contingent and will be effective upon the earlier to occur of (i) the effective time of a certificate of amendment to the Company’s Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware in relation to a potential reverse stock split pursuant to the authority previously granted to the Company’s board of directors by its stockholders at the Company’s 2020 Annual Meeting of Stockholders, or (ii) an earlier time as determined by the Company’s board of directors in its sole discretion. The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the Novan, Inc. 2016 Incentive Award Plan, as amended and restated to reflect the approved amendment to the 2016 Plan, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 4, 2021, the Company held the Annual Meeting. Set forth below is a brief description of each matter considered and voted upon at the Annual Meeting, together with the final tally of the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes. A more complete description of each matter is set forth in the Proxy Statement.
Proposal 1:  Election of Directors
The stockholders elected each of the Class II directors who were nominated for a three-year term expiring at the Company’s 2024 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, or until his or her earlier death, resignation or removal. The results of stockholders’ votes on this matter were as follows:

Nominee	For	Withheld	Broker Non-Votes
James L. Bierman	32,407,419	5,019,438	42,875,104
Machelle Sanders	30,107,782	7,319,075	42,875,104
Proposal 2:  Approval of Amendment to Restated Certificate of Incorporation of Novan, Inc.
The proposal to approve an amendment of the Company’s Restated Certificate of Incorporation to increase the total number of authorized shares of the Company’s common stock from 200,000,000 to 250,000,000 shares was not approved, as it did not receive affirmative votes from the holders of a majority of the outstanding shares entitled to vote on the proposal. The results of stockholders’ votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
63,825,043	16,082,759	394,159	—

Proposal 3:  Approval of Amendment to Novan, Inc. 2016 Incentive Award Plan
The proposal to approve an amendment to the 2016 Plan to increase the number of shares of the Company’s common stock authorized for issuance under the 2016 Plan by 15,000,000 shares was approved. The results of stockholders’ votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
27,791,907	9,368,949	266,001	42,875,104

Proposal 4:  Ratification of Selection of Independent Registered Public Accounting Firm
The proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was approved. The results of stockholders’ votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
78,687,087	1,100,626	514,248	—
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Novan, Inc. 2016 Incentive Award Plan, as amended and restated.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novan, Inc.

Date: May 6, 2021	By:	/s/ John M. Gay
John M. Gay
Chief Financial Officer